Exhibit 10.44
THIRD AMENDMENT TO LEASE
THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) made and entered into this 30th day of June 1, 2011, by and between RADNOR PROPERTIES- SDC, L.P., hereinafter referred to as “Landlord” and QLIKTECH, INC., hereinafter referred to as “Tenant”.
WHEREAS, Landlord leased certain premises consisting of 39,026 rentable square feet of space commonly referred to as Suites 200, 220 (“Original Premises”) and E120 and E300 (“Additional Premises”) located at 150 Radnor Chester Road, Radnor, Pennsylvania 19087 pursuant to that certain Lease dated November 15, 2005 (“Original Lease”) as amended by First Amendment to Lease dated March 13, 2009 (“First Amendment”) and Second Amendment to Lease dated November 23, 2010, hereinafter referred to as “Lease,” the Original Premises being more particularly described therein; and
WHEREAS, Landlord and Tenant wish to amend the Lease as follows;
NOW, THEREFORE, in consideration of these present and the agreement of each other, Landlord and Tenant agree that the Lease shall be and the same is hereby amended as follows:
1. Incorporation of Recitals. The recitals set forth above, the Lease referred to therein and the exhibits attached hereto are hereby incorporated herein by reference as if set forth in full in the body of this Third Amendment. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.
2. Term Extension. Notwithstanding anything in the Second Amendment to the contrary, the Lease Term is hereby extended and shall expire ten (10) years and four (4) months following the Last Additional Premises Commencement Date (“Expiration Date”).
3. Fixed Rent. Notwithstanding anything in the Second Amendment to the contrary, Tenant shall pay Fixed Rent as follows:
For the Original Premises:

Time Period
From	To	Rent/sf		Rent/mo	Rent/yr

Last Additional Premises Commencement Date	Month 2	$0.00	**	$0	$0
Month 3	12	$27.50	*	$39,714.58	476,575.00
Month 13	24	$28.25	*	$40,797.71	489,572.50
Month 25	36	$29.00	*	$41,880.83	502,570.00
Month 37	48	$29.75	*	$42,963.96	515,567.50
Month 49	60	$30.50	*	$44,047.08	528,565.00
Month 61	72	$31.25	*	$45,130.21	541,562.50
Month 73	84	$32.00	*	$46,213.33	554,560.00
Month 85	96	$32.75	*	$47,296.46	567,557.50
Month 97	108	$33.50	*	$48,379.58	580,555.00
Month 109	Expiration Date	$34.25	*	$49,462.71	593,552.50

*	plus Additional Rent and Electric

**	plus Electric

For Suite E120:

Time Period
From	To	Rent/sf		Rent/mo	Rent/yr
Suite E120 Additional Premises Commencement Date	Last Additional Premises Commencement Date	$27.50	*	$10,452.29	$125,427.50

*	plus Additional Rent and Electric
For Suite E300:

Time Period
From	To	Rent/sf		Rent/mo	Rent/yr
Suite E300 Additional Premises Commencement Date	Last Additional Premises Commencement Date	$27.50	*	$39,680.21	$476,162.50

*	plus Additional Rent and Electric
For the Additional Premises:

Time Period
From	To	Rent/sf		Rent/mo	Rent/yr
Last Additional Premises Commencement Date	Month 4	$0	**	$0	$0
Month 5	12	$27.50	*	50,132,50	601,590.00
Month 13	24	$28.25	*	51,499.75	617,997.00
Month 25	36	$29.00	*	52,867.00	634,404.00
Month 37	48	$29.75	*	54,234.25	650,811.00
Month 49	60	$30.50	*	55,601.50	667,218.00
Month 61	72	$31.25	*	56,968.75	683,625.00
Month 73	84	$32.00	*	58,336.00	700,032.00
Month 85	96	$32.75	*	59,703.25	716,439.00
Month 97	108	$33.50	*	61,070.50	732,846.00
Month 109	Expiration Date	$34,25	*	62,437.75	749,253.00

*	plus Additional Rent and Electric

**	plus Electric
4. Delay. Article 2(f) of the Second Amendment remains in full force and effect and Landlord and Tenant shall determine delay damages after all of the Additional Premises are delivered to Tenant in accordance with the Second Amendment.
5. Early Termination Date. Notwithstanding anything in the Second Amendment to the contrary, the Early Termination Date shall be the last day of the 88th month following the Last Additional Premises Commencement Date.

6. Binding Effect. Except as expressly amended hereby, the Lease remains in full force and effect in accordance with its terms. Tenant specifically acknowledges and agrees that Article 18 of the Lease concerning Confession of Judgment is and shall remain in full force and effect in accordance with its terms.
IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Third Amendment on the date first above written.

WITNESS:	LANDLORD: RADNOR PROPERTIES-SDC, L.P. By: Radnor GP-SDC, L.L.C., its general partner
	By:	/s/ Daniel Palazzo
		Name:	DANIEL PALAZZO
		Title:	VICE PRESIDENT-ASSET MANAGER

ATTEST:	TENANT: QLIKTECH, INC.
	By:	/s/ William Sorenson
		Name:	WILLIAM SORENSON
		Title:	CFO

3